EXHIBIT 23.2

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-99663) of Harken Energy Corporation of our report dated March 25, 2004, relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ BDO Seidman, LLP

Houston, Texas March 24, 2004